TRANSAMERICA SERIES TRUST

Transamerica Aegon U.S. Government Securities VP

Transamerica PineBridge Inflation Opportunities VP

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Transamerica Aegon U.S. Government Securities VP

Effective as of August 1, 2023, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Information concerning the portfolio.

The portfolio will change its management fee schedule and sub-advisory fee schedule as set forth below.

Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $500 million	0.55%
Over $500 million up to $1.5 billion	0.50%
In excess of $1.5 billion	0.48%

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Aegon U.S. Government Securities VP: Effective August 1, 2023, the management fee is 0.55% of the first $500 million; 0.50% over $500 million up to $1.5 billion; and 0.48% in excess of $1.5 billion in average daily net assets. Prior to August 1, 2023, the management fee was 0.55% of the first $500 million; 0.51% over $500 million up to $1.5 billion; and 0.50% over $1.5 billion in average daily net assets.

Effective as of August 1, 2023, the following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” with respect to the portfolio:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Aegon U.S. Government Securities VP	0.55% of the first $500 million 0.50% over $500 million up to $1.5 billion 0.48% in excess of $1.5 billion

Effective as of August 1, 2023, the following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers” with respect to the portfolio:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Aegon U.S. Government Securities VP	Aegon USA Investment Management, LLC	0.15% of the first $500 million 0.14% over $500 million up to $1.5 billion 0.13% in excess of $1.5 billion

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Transamerica PineBridge Inflation Opportunities VP

Contingent upon the closing of the reorganization of Transamerica Inflation-Protected Securities into Transamerica Inflation Opportunities, both series of Transamerica Funds, which, if the closing conditions are satisfied, is expected to close on or about October 27, 2023 (the “Closing”), Transamerica PineBridge Inflation Opportunities VP (the “portfolio”) will lower its management fee schedule and sub-advisory fee schedule effective as of November 1, 2023 as set forth below.

Contingent upon the Closing, the following changes will be made to the portfolio’s Prospectus, Summary Prospectus and Statement of Additional Information effective as of November 1, 2023.

Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $100 million	0.43%
Over $100 million up to $500 million	0.38%
Over $500 million up to $750 million	0.375%
In excess of $750 million	0.37%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Initial	Service
Management fees[1]	0.42%	0.42%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.49%	0.74%

[1] Management fees have been restated to reflect a reduction in management fees effective November 1, 2023.

The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$50	$157	$274	$616
Service Class	$76	$237	$411	$918

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Contingent upon the Closing, effective as of November 1, 2023, the following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica PineBridge Inflation Opportunities VP: Effective November 1, 2023, the management fee is 0.43% of the first $100 million; 0.38% over $100 million up to $500 million; 0.375% over $500 million up to $750 million; and 0.37% in excess of $750 million in average daily net assets. Prior to November 1, 2023, the management fee was 0.49% of the first $250 million; 0.43% over $250 million up to $1 billion; and 0.38% over $1 billion in average daily net assets.

Contingent upon the Closing, effective as of November 1, 2023, the following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica PineBridge Inflation Opportunities VP	0.43% of the first $100 million 0.38% over $100 million up to $500 million 0.375% over $500 million up to $750 million 0.37% in excess of $750 million

Contingent upon the Closing, effective as of November 1, 2023, the following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica PineBridge Inflation Opportunities VP	PineBridge Investments, LLC(16)	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million

(16)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP.

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Investors Should Retain this Supplement for Future Reference

July 11, 2023